[Translation]

Cabinet Office Ordinance Concerning Disclosure of Status of Bulk Holding of Share Certificates, Etc.

Form No. 1

Cover page

Filing Document (2):                                 Report on Amendment No. 5
Based on:                                            Article 27-25, Paragraph 1 of the Securities and Exchange
                                                     Law
Filed with:                                          Director of Tokai Local Finance Bureau
Name (3):                                            Fujio Cho, President, Toyota Motor Corporation
Address or Location of Head Office (3):              1 Toyota-cho, Toyota City, Aichi Prefecture
Effective Date of Reporting Duty (4):                June 28, 2004
Filing Date:                                         August 6, 2004
Total Number of Submitter and Joint Holders
(persons):                                           4
Submitting Method (5):                               Jointly


I.   Matters Regarding Issuing Company (6)

----------------------------------------------------------------------------------------------------------------
   Name of Issuing Company              Toyota Motor Corporation
----------------------------------------------------------------------------------------------------------------
   Company Code                         7203
----------------------------------------------------------------------------------------------------------------
   Listed / Over-the-counter            Listed
----------------------------------------------------------------------------------------------------------------
   Listed Securities Exchange(s)        Tokyo, Nagoya, Osaka, Fukuoka, Sapporo
----------------------------------------------------------------------------------------------------------------
   Location of Head Office              1 Toyota-cho, Toyota City, Aichi Prefecture
----------------------------------------------------------------------------------------------------------------


II.  Matters Regarding Submitter

   1. Submitter (Bulk Holder)/1 (7)
     (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
----------------------------------------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
----------------------------------------------------------------------------------------------------------------
   Name                                 Toyota Motor Corporation
----------------------------------------------------------------------------------------------------------------
   Address or Location of Head          1 Toyota-cho, Toyota City, Aichi Prefecture
   Office
----------------------------------------------------------------------------------------------------------------
   Former Name
----------------------------------------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
----------------------------------------------------------------------------------------------------------------


       [2] Individual
----------------------------------------------------------------------------------------------------------------
   Date of Birth
----------------------------------------------------------------------------------------------------------------
   Occupation
----------------------------------------------------------------------------------------------------------------
   Name of Company
----------------------------------------------------------------------------------------------------------------
   Address of Company
----------------------------------------------------------------------------------------------------------------

       [3] Judicial Person
----------------------------------------------------------------------------------------------------------------
   Date of Incorporation                August 27, 1937
----------------------------------------------------------------------------------------------------------------
   Name of Representative               Fujio Cho
----------------------------------------------------------------------------------------------------------------
   Title of Representative              President
----------------------------------------------------------------------------------------------------------------
   Business Purposes                   Manufacture, sale, leasing and repair of motor vehicles, ships, aircraft, other transportation machinery and apparatus, space machinery and apparatus, and parts thereof, etc.
----------------------------------------------------------------------------------------------------------------

       [4] Place to Contact
----------------------------------------------------------------------------------------------------------------
   Place to Contact and Name of         Yuji Maki, General Manager of Financial Reporting Department,
   Person in Charge                     Accounting Division
----------------------------------------------------------------------------------------------------------------
   Telephone Number                     0565-28-2121
----------------------------------------------------------------------------------------------------------------

     (2) Holding Purposes (9)
----------------------------------------------------------------------------------------------------------------
   In order to improve capital efficiency and to implement flexible capital policies in accordance with the business environment.
----------------------------------------------------------------------------------------------------------------


     (3) Breakdown of Stock, Etc. Held by Submitter (10)
       [1] Number of Stock, Etc. Held
----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                              299,166,443                        -                        -
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                400                        -     G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                           -     H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                           -     I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                 J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M        299,166,843     N                  -     O                  -
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                  -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q        299,166,843
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                400
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
--------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of June 28, 2004)
--------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          8.29
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
--------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          8.29
  Held Stated in the Preceding
  Report (%)
--------------------------------------------------------------------------------


     (4) Conditions concerning Acquisition or Disposal during the Last Sixty (60) Days of Shares, Etc. Issued by Issuing Company (11)
----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
  April 30, 2004      Shares of common stock         6,524               Acquisition             (Yen)3,920
----------------------------------------------------------------------------------------------------------------
   May 31, 2004       Shares of common stock         2,744               Acquisition             (Yen)3,894
----------------------------------------------------------------------------------------------------------------
   June 8, 2004       Shares of common stock       19,630,000            Acquisition             (Yen)4,150
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------

     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
--------------------------------------------------------------------------------
   Not applicable.
--------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
--------------------------------------------------------------------------------
   Amount of Own Funds (T) ((Yen)1,000)           947,914,612
--------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)                       -
   ((Yen)1,000)
--------------------------------------------------------------------------------
   Total Amount of Other Funds (V) ((Yen)1,000)             -
--------------------------------------------------------------------------------
   Breakdown of Above (V)                                   -
--------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition          947,914,612
   ((Yen)1,000) (T+U+V)
--------------------------------------------------------------------------------


       [2] Breakdown of Borrowings
----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of     Amount
            (Name of Branch)      Business     Representative                        Borrowing   ((Yen)1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

II.  Matters Regarding Submitter

   2. Submitter (Bulk Holder)/2 (7)
     (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
--------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
--------------------------------------------------------------------------------
   Name                                 Toyota Auto Body Co., Ltd.
--------------------------------------------------------------------------------
   Address or Location of Head          100, Kaneyama, Ichirisato-cho, Kariya
   Office                               City, Aichi Prefecture
--------------------------------------------------------------------------------
   Former Name
--------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
--------------------------------------------------------------------------------

       [2] Individual
--------------------------------------------------------------------------------
   Date of Birth
--------------------------------------------------------------------------------
   Occupation
--------------------------------------------------------------------------------
   Name of Company
--------------------------------------------------------------------------------
   Address of Company
--------------------------------------------------------------------------------

       [3] Judicial Person
--------------------------------------------------------------------------------
   Date of Incorporation                August 31, 1945
--------------------------------------------------------------------------------
   Name of Representative               Risuke Kubochi
--------------------------------------------------------------------------------
   Title of Representative              President
--------------------------------------------------------------------------------
   Business Purposes                    Manufacture and sale of auto bodies
--------------------------------------------------------------------------------

       [4] Place to Contact
--------------------------------------------------------------------------------
   Place to Contact and Name of         Shinobu Ichikawa, Director
   Person in Charge
--------------------------------------------------------------------------------
   Telephone Number                     0566-36-2121
--------------------------------------------------------------------------------

     (2) Holding Purposes (9)
--------------------------------------------------------------------------------
   For strategic investment (maintenance and development of the business relationship)
--------------------------------------------------------------------------------


     (3) Breakdown of Stock, Etc. Held by Submitter (10)
       [1] Number of Stock, Etc. Held
----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                       -                         -                 5,328,000
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                           -     G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                           -     H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                           -     I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                 J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M                 -     N                   -     O           5,328,000
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                 -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q         5,328,000
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                 -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of June 28, 2004)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.15
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.15
  Held Stated in the Preceding
  Report (%)
----------------------------------------------------------------------------------------------------------------


     (4) Conditions concerning Acquisition or Disposal during the Last Sixty (60) Days of Shares, Etc. Issued by Issuing Company (11)
----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
                          Not Applicable
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
--------------------------------------------------------------------------------
   Not applicable.
--------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
--------------------------------------------------------------------------------
   Amount of Own Funds (T) ((Yen)1,000)           1,176,102
--------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)             -
   ((Yen)1,000)
--------------------------------------------------------------------------------
   Total Amount of Other Funds (V) ((Yen)1,000)   -
--------------------------------------------------------------------------------
   Breakdown of Above (V)                         -
--------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition          1,176,102
   ((Yen)1,000) (T+U+V)
--------------------------------------------------------------------------------


       [2] Breakdown of Borrowings
----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of     Amount
            (Name of Branch)      Business     Representative                        Borrowing   ((Yen)1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

II.  Matters Regarding Submitter

   3. Submitter (Bulk Holder)/3 (7)
     (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
--------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
--------------------------------------------------------------------------------
   Name                                 Kanto Auto Works Ltd.
--------------------------------------------------------------------------------
   Address or Location of Head          Tauraminato-cho, Yokosuka City, Kanagawa
   Office                               Prefecture
--------------------------------------------------------------------------------
   Former Name
--------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
--------------------------------------------------------------------------------

       [2] Individual
--------------------------------------------------------------------------------
   Date of Birth
--------------------------------------------------------------------------------
   Occupation
--------------------------------------------------------------------------------
   Name of Company
--------------------------------------------------------------------------------
   Address of Company
--------------------------------------------------------------------------------

       [3] Judicial Person
--------------------------------------------------------------------------------
   Date of Incorporation                July 22, 1942
--------------------------------------------------------------------------------
   Name of Representative               Zenji Yasuda
--------------------------------------------------------------------------------
   Title of Representative              President
--------------------------------------------------------------------------------
   Business Purposes                    Manufacture, sale and repair of motor
                                        vehicles and other transportation
                                        machinery apparatus, and parts thereof,
                                        etc.
--------------------------------------------------------------------------------

       [4] Place to Contact
--------------------------------------------------------------------------------
   Place to Contact and Name of         Yosuke Uematsu, General Manager of
   Person in Charge                     Accounting Affairs Division
--------------------------------------------------------------------------------
   Telephone Number                     046-862-2681
--------------------------------------------------------------------------------

     (2) Holding Purposes (9)
--------------------------------------------------------------------------------
   For strategic investment (maintenance and development of the business relationship)
--------------------------------------------------------------------------------


     (3) Breakdown of Stock, Etc. Held by Submitter (10)
       [1] Number of Stock, Etc. Held
----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                       -                         -                2,814,000
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                           -     G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                           -     H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                           -     I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                 J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M                 -      N                  -     O          2,814,000
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                 -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q          2,814,000
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                  -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of June 28, 2004)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.08
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.08
  Held Stated in the Preceding
  Report (%)
----------------------------------------------------------------------------------------------------------------



     (4) Conditions concerning Acquisition or Disposal during the Last Sixty (60) Days of Shares, Etc. Issued by Issuing Company (11)
----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
                          Not Applicable
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
--------------------------------------------------------------------------------
   Not applicable.
--------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
--------------------------------------------------------------------------------
   Amount of Own Funds (T) ((Yen)1,000)           2,102,568
--------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)             -
   ((Yen)1,000)
--------------------------------------------------------------------------------
   Total Amount of Other Funds (V) ((Yen)1,000)   -
--------------------------------------------------------------------------------
   Breakdown of Above (V)                         -
--------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition          2,102,568
   ((Yen)1,000) (T+U+V)
--------------------------------------------------------------------------------


       [2] Breakdown of Borrowings
----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of     Amount
            (Name of Branch)      Business     Representative                        Borrowing   ((Yen)1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

II.  Matters Regarding Submitter

   4. Submitter (Bulk Holder)/4 (7)
     (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
--------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
--------------------------------------------------------------------------------
   Name                                 Horie Metal Co.,Ltd.
--------------------------------------------------------------------------------
   Address or Location of Head          26, Konosu-cho 2-chome, Toyota City,
   Office                               Aichi Prefecture
--------------------------------------------------------------------------------
   Former Name
--------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
--------------------------------------------------------------------------------

       [2] Individual
--------------------------------------------------------------------------------
   Date of Birth
--------------------------------------------------------------------------------
   Occupation
--------------------------------------------------------------------------------
   Name of Company
--------------------------------------------------------------------------------
   Address of Company
--------------------------------------------------------------------------------

       [3] Judicial Person
--------------------------------------------------------------------------------
   Date of Incorporation               July 7, 1942
--------------------------------------------------------------------------------
   Name of Representative              Taketo Matoba
--------------------------------------------------------------------------------
   Title of Representative             President
--------------------------------------------------------------------------------
   Business Purposes                   Manufacture, sale and designing of parts
                                       of motor vehicles, processing and sale of
                                       steel plate.
--------------------------------------------------------------------------------

       [4] Place to Contact
--------------------------------------------------------------------------------
   Place to Contact and Name of        Katsuhide Ito, General Manager of
   Person in Charge                    Accounting Division, Operation Department
--------------------------------------------------------------------------------
   Telephone Number                    0565-29-8364
--------------------------------------------------------------------------------

     (2) Holding Purposes (9)
--------------------------------------------------------------------------------
   For strategic investment (maintenance and development of the business relationship)
--------------------------------------------------------------------------------


     (3) Breakdown of Stock, Etc. Held by Submitter (10)
       [1] Number of Stock, Etc. Held
----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                       49                        -                        -
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                           -     G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                           -     H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                           -     I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                 J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M                 49    N                   -     O                  -
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                 -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q                 49
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                 -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of June 28, 2004)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.00
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.01
  Held Stated in the Preceding
  Report (%)
----------------------------------------------------------------------------------------------------------------


     (4) Conditions concerning Acquisition or Disposal during the Last Sixty (60) Days of Shares, Etc. Issued by Issuing Company (11)
----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
  June 17, 2004       Shares of common stock         33,200                Disposal
----------------------------------------------------------------------------------------------------------------
  June 18, 2004       Shares of common stock        166,800                Disposal
----------------------------------------------------------------------------------------------------------------
  June 24, 2004       Shares of common stock        100,000                Disposal
----------------------------------------------------------------------------------------------------------------
  June 28, 2004       Shares of common stock        240,900                Disposal
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
--------------------------------------------------------------------------------
   Not applicable.
--------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
--------------------------------------------------------------------------------
   Amount of Own Funds (T) ((Yen)1,000)          -
--------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)            -
   ((Yen)1,000)
--------------------------------------------------------------------------------
   Total Amount of Other Funds (V) ((Yen)1,000)  -
--------------------------------------------------------------------------------
   Breakdown of Above (V)                        -
--------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition         -
   ((Yen)1,000) (T+U+V)
--------------------------------------------------------------------------------


       [2] Breakdown of Borrowings
----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of     Amount
            (Name of Branch)      Business     Representative                        Borrowing   ((Yen)1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

II.  Matters Regarding Submitter

   5. Submitter (Bulk Holder)/5 (7)
     (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
--------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
--------------------------------------------------------------------------------
   Name                                 TakaNichi Co., Ltd.
--------------------------------------------------------------------------------
   Address or Location of Head          1-1, Maehata, Ooshima-cho, Toyota City,
   Office                               Aichi Prefecture
--------------------------------------------------------------------------------
   Former Name
--------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
--------------------------------------------------------------------------------

       [2] Individual
--------------------------------------------------------------------------------
   Date of Birth
--------------------------------------------------------------------------------
   Occupation
--------------------------------------------------------------------------------
   Name of Company
--------------------------------------------------------------------------------
   Address of Company
--------------------------------------------------------------------------------

       [3] Judicial Person
--------------------------------------------------------------------------------
   Date of Incorporation                December 27, 1960
--------------------------------------------------------------------------------
   Name of Representative               Junichi Yoshikawa
--------------------------------------------------------------------------------
   Title of Representative              President
--------------------------------------------------------------------------------
   Business Purposes                    Manufacture and sale of interior parts
                                        of motor vehicles.
--------------------------------------------------------------------------------

       [4] Place to Contact
--------------------------------------------------------------------------------
   Place to Contact and Name of         Kazuhisa Saiba, Group Leader of Legal
   Person in Charge                     Group, General Affairs Department
--------------------------------------------------------------------------------
   Telephone Number                     0565-52-3458
--------------------------------------------------------------------------------

     (2) Holding Purposes (9)
--------------------------------------------------------------------------------
   For strategic investment (maintenance and development of the business relationship)
--------------------------------------------------------------------------------


     (3) Breakdown of Stock, Etc. Held by Submitter (10)
       [1] Number of Stock, Etc. Held
----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                       -                          -                  30,000
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                            -     G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                            -     H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                            -     I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                  J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                  K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                  L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M                  -     N                   -     O             30,000
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                  -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q             30,000
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                  -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of June 28, 2004)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.00
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.00
  Held Stated in the Preceding
  Report (%)
----------------------------------------------------------------------------------------------------------------


     (4) Conditions concerning Acquisition or Disposal during the Last Sixty (60) Days of Shares, Etc. Issued by Issuing Company (11)
----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
                          Not Applicable
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
--------------------------------------------------------------------------------
   Not applicable.
--------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
--------------------------------------------------------------------------------
   Amount of Own Funds (T) ((Yen)1,000)          -
--------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)            -
   ((Yen)1,000)
--------------------------------------------------------------------------------
   Total Amount of Other Funds (V) ((Yen)1,000)  -
--------------------------------------------------------------------------------
   Breakdown of Above (V)                        -
--------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition         -
   ((Yen)1,000) (T+U+V)
--------------------------------------------------------------------------------


       [2] Breakdown of Borrowings
----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of     Amount
            (Name of Branch)      Business     Representative                        Borrowing   ((Yen)1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
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    4
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    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
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    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

IV.  Summary List Regarding Submitter and Joint Holders

   1. Submitter and Joint Holders (18)

      Toyota Motor Corporation
      Toyota Auto Body Co., Ltd.
      Kanto Auto Works Ltd.
      TakaNichi Co., Ltd.


   2. Breakdown of Stock, Etc. Held by Submitter and Joint Holders (19)
     (1) Number of Stock, Etc. Held
----------------------------------------------------------------------------------------------------------------
                                          Main Text of Article      Article 27-23,          Article 27-23,
                                           27-23, Paragraph 3     Paragraph 3, Item 1    Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                 299,166,443                                      8,172,000
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                       A                400                      -    G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock Acquisition        B                                         -    H
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition Rights     C                                         -    I
  (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to            D                                              J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts Representing
  Ownership Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary Receipts       E                                              K
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject             F                                              L
  Securities
----------------------------------------------------------------------------------------------------------------
             Total (shares)               M        299,166,843    N                      O          8,172,000
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which were      P                  -
  Transferred through a Margin
  Transaction and which are to be
  Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held             Q        307,338,843
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted           R                400
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

     (2) Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares           S      3,609,997,492
  (shares) (as of June 28, 2004)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc. Held by                      8.51
  the Above-stated Submitter (%)
  (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc. Held                         8.53
  Stated in the Preceding Report (%)
----------------------------------------------------------------------------------------------------------------
